UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

VASO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18015	11-2871434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 Commercial St., Suite 200, Plainview, New York 11803
(Address of Principal Executive Offices and Zip Code)
(516) 997-4600
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	Vaso	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Exchange Act (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 6, 2023, Vaso Corporation, a Delaware corporation (“Vaso”), entered into a business combination agreement (the “Business Combination Agreement”) with Achari Holdings Corp, a Delaware corporation (“Achari”), and Achari Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Achari (“Merger Sub”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Vaso (the “Merger”), with Vaso surviving as a wholly-owned subsidiary of Achari (the “Surviving Company”). Upon the closing of the Business Combination Agreement (the “Closing”), it is anticipated that Achari will change its name to “Vaso Holding Corp.” (or an alternative name chosen by Vaso and reasonably acceptable to Achari).

The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to collectively as the “Business Combination”.

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Vaso, Merger Sub and Achari.

Consideration and Structure

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and extinguished and converted into one share of common stock, par value $0.01 per share, of the Surviving Company; and (ii) each share of common stock, par value $0.001 per share, of Vaso (each, a “Company Share”) (excluding any dissenting shares and any Company Shares held immediately prior to the Effective Time by Vaso as treasury stock) issued and outstanding as of immediately prior to the Effective Time shall be automatically cancelled and extinguished and converted into the right to receive a number of shares of Achari’s common stock, par value $0.0001 per share (the “Achari Shares”), in accordance with an exchange ratio set forth in the Business Combination Agreement and based on an equity value of Vaso of $176,000,000 and a price of $10 per share of the Achari Shares. The Business Combination is expected to close in the first quarter of 2024, following the receipt of the required approval by the stockholders of Vaso and Achari.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Vaso, Achari and their respective subsidiaries during the period between execution of the Business Combination Agreement and Closing. The representations, warranties, agreements and covenants of the parties set forth in the Business Combination Agreement will terminate at Closing, except for those covenants and agreements that, by their respective terms, contemplate performance after Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary to consummate the Business Combination.

Conditions to Closing

The obligations of Vaso and Achari to consummate the Business Combination are subject to the fulfillment or waiver of certain closing conditions, including, but not limited to: (i) no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Business Combination Agreement being in effect; (ii) the approval and adoption of the Business Combination Agreement and the transactions contemplated thereby by the requisite vote of Vaso’s and Achari’s stockholders; (iii) the registration statement/proxy statement to be filed by Achari relating to the Business Combination Agreement and the Business Combination becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), no stop order being issued by the Securities and Exchange Commission (the “SEC”) and remaining in effect with respect to the registration statement/proxy statement to be filed by Achari relating to the Business Combination Agreement and the Business Combination, and no proceeding seeking such a stop order being threatened or initiated by the SEC and remaining pending; (iv) the Certificate of Merger having been accepted for filing by the Secretary of State of the State of Delaware; and (v) the absence of the occurrence of a material adverse effect on the part of Vaso and/or Achari.

Termination

The Business Combination Agreement may be terminated under customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to: (i) by mutual consent of Vaso and Achari; (ii) by either Vaso or Achari if there is a law or governmental order in effect prohibiting the Business Combination, provided that this right shall not be available to the party whose breach of any of its representations, warranties, covenants or agreements under the Business Combination Agreement results in or is the primary cause of such law or governmental order; and (iii) by either Vaso or Achari if the Merger is not consummated on or before May 30, 2024, which date shall be extended automatically for up to thirty (30) days to the extent the parties to the Business Combination Agreement are continuing to work in good faith toward the Closing.

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The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a form of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the agreement among such parties and are subject to important qualifications and limitations agreed to by such parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders, and which were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Achari and Vaso believe that these disclosure schedules do not contain information that is material to an investment or voting decision.

Other Agreements

Sponsor Letter Agreement

The Business Combination Agreement contemplates that, at or prior to the Closing, Achari Sponsor Holdings I LLC, a Delaware limited liability company and the sponsor of Achari (“Sponsor”), will enter into a Sponsor Letter Agreement with Vaso, Achari and the other parties thereto (the “Sponsor Letter Agreement”), pursuant to which (among other things) the Sponsor shall (a) upon the consummation of the Business Combination, forfeit certain amounts of Achari Shares and private placement warrants with respect to such Achari Shares it holds such that, following such forfeiture, and other customary adjustments, Sponsor shall hold (i) 750,000 Achari Shares, and (ii) 750,000 private placement warrants with respect to such Achari Shares immediately following the consummation of the Business Combination, (b) agree to be bound by certain restrictions on transfer with respect to the Achari Shares it holds for a period of twelve (12) months following the Closing, subject to certain specified exceptions, and (c) agree to amend and/or terminate certain provisions included in that certain letter agreement, dated as of October 14, 2021, previously entered into by Sponsor.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Letter Agreement, a form of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Put Option Agreement

The Business Combination Agreement contemplates that, simultaneously with the Closing, the Sponsor, Achari and Vaso will enter into a Put Option Agreement (the “Put Option Agreement”), pursuant to which (among other things) the Sponsor shall be granted by Vaso certain "put rights" with respect to the Achari Shares it shall continue to hold following the consummation of the Business Combination, which shall require Vaso to purchase such Achari Shares at certain agreed prices, as further described within the Put Option Agreement.

The foregoing description of the Put Option Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Put Option Agreement, a form of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

The Business Combination Agreement contemplates that, simultaneously with the Closing, Achari and certain security holders and/or executive officers and directors of Vaso and Achari will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), with respect to the registration of the Achari Shares and private placement warrants with respect to such Achari Shares held by the Sponsor and/or certain members of the Sponsor following the consummation of the Business Combination.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a form of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

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Lockup Agreement

In connection with the Closing, certain security holders of Vaso and Achari will enter into a Lockup Agreement, pursuant to which (among other things), such security holders shall be bound by certain "lock-up" provisions requiring that they will not transfer any Achari Shares that they will be issued in connection with the Business Combination for a period of twelve (12) months following the Closing, subject to customary exceptions.

The foregoing description of the Lockup Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lockup Agreement, a form of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Director Indemnification Agreements

In connection with the Closing, each of the individuals designated to be members of the board of directors of Achari will enter into a Director Indemnification Agreement with Achari (collectively, the “Director Indemnification Agreements,” and each, a “Director Indemnification Agreement”).

The foregoing description of the Director Indemnification Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Director Indemnification Agreement, a form of which is attached as Exhibit 10.5 hereto, and the terms of which are incorporated herein by reference.

Vaso Support Agreement

Concurrently with the execution of the Business Combination Agreement, Achari, Vaso and certain security holders of Vaso (representing 44% of the outstanding shares have entered into support agreements committing them to vote in favor of the Business Combination (the "Vaso Holders”)) entered into security holder support agreements (the “Support Agreements”), pursuant to which the Vaso Holders have agreed to, among other things, (i) waive any appraisal rights or dissenter rights in connection with the Business Combination, and (ii) consent to and vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger).

The foregoing description of the Support Agreements is subject to and qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is attached as Exhibit 10.6 hereto, and the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 7, 2023, Vaso and Achari issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

Vaso intends to file with the SEC a preliminary proxy statement (the “Vaso Proxy Statement”) to be distributed to holders of shares of Vaso’s common stock in connection with the solicitation of proxies for the vote by Vaso’s stockholders with respect to the proposed Business Combination and related matters as may be described in the Vaso Proxy Statement. After clearance from the SEC with respect to the Vaso Proxy Statement, Vaso will mail a definitive proxy statement and other relevant documents to its stockholders. Vaso’s stockholders and other interested persons are advised to read, when available, the Vaso Proxy Statement, and amendments thereto, and the definitive proxy statement in connection with Vaso’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination and related matters because the Vaso Proxy Statement and definitive proxy statement and other relevant documents will contain important information about Vaso and Achari and the proposed Business Combination. This Current Report on Form 8-K is not a substitute for the Vaso Proxy Statement, the definitive proxy statement or any other document that Vaso will send to its stockholders in connection with the Business Combination.

Achari intends to file with the SEC a Registration Statement on Form S-4 (as amended or supplemented, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of Achari, which will be both the proxy statement to be distributed to holders of shares of Achari’s common stock in connection with the solicitation of proxies for the vote by Achari’s stockholders with respect to the proposed Business Combination and related matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the Registration Statement is declared effective, Achari will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Achari’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Achari’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination and related matters because the proxy statement/prospectus and other relevant documents will contain important information about Achari and Vaso and the proposed Business Combination. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Achari will send to its stockholders in connection with the Business Combination.

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INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS FILED BY ACHARI AND THE PROXY STATEMENT FILED BY VASO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

Vaso’s definitive proxy statement will be mailed to stockholders of Vaso as of a record date to be established for voting on the proposed Business Combination and related matters. Stockholders may obtain copies of the Vaso Proxy Statement and the definitive proxy statement, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to Vaso.

Achari’s definitive proxy statement/prospectus will be mailed to stockholders of Achari as of a record date to be established for voting on the proposed Business Combination and related matters. Stockholders may obtain copies of the proxy statement/prospectus, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to Achari.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or security holder. However, Vaso and Achari and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Vaso’s stockholders with respect to the proposed Business Combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Vaso and Achari in the proxy statement/prospectus relating to the proposed Business Combination when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only, and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, Vaso’s and Achari’s expectations with respect to the proposed Business Combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the implied valuation of Vaso. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Vaso’s and Achari’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the proposed Business Combination transaction may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Vaso and Achari, (ii) the risk that the transaction may not be completed by Achari’s Business Combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the Closing, including the adoption of the Business Combination Agreement by the stockholders of Vaso and Achari, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination, (vi) the effect of the announcement or pendency of the transaction on Vaso’s business relationships, performance and business generally, (vii) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Surviving Company to grow and manage growth profitability and retain its key employees, (viii) costs related to the Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Vaso or Achari following the announcement of the proposed Business Combination, (x) the ability to maintain the listing of Achari’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Vaso operates, (xiii) the risk that Vaso and its current and future collaborators are unable to successfully develop and commercialize the products or services of Vaso, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable federal and state regulators, (xiv) the risk that Vaso may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xv) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their respective obligations, (xvi) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of Vaso, (xvii) the risk that Vaso is unable to secure or protect its intellectual property, (xviii) the risk that the securities of the Surviving Company will not be approved for listing on Nasdaq or if approved, maintain their listing, and (xix) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by Vaso and Achari (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Vaso and Achari assume no obligation, and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

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Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Business Combination Agreement, dated as of December 6, 2023, by and among Achari Ventures Holdings Corp. I, Achari Merger Sub, Inc. and Vaso Corporation
10.1	Form of Sponsor Letter Agreement
10.2	Form of Put Option Agreement
10.3	Form of Amended and Restated Registration Rights Agreement
10.4	Form of Lockup Agreement
10.5	Form of Director Indemnification Agreement
10.6	Form of Support Agreement
99.1	Press Release, dated December 7, 2023
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2023

VASO CORPORATION

By:	/s/ Jun Ma
Name: Title:	Jun Ma Chief Executive Officer and President

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